SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                       -----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        ----------------------------------


     Date of Report (Date of earliest event reported):  September 17, 1997







                          CNL INCOME FUND XVIII, LTD.
               (Exact Name of Registrant as Specified in Charter)



            Florida             33-90998-01              59-3295394
 (State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                  Identification No.)



             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



       Registrant's telephone number, including area code:  (407) 422-1574

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000) were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of October 22, 1997, CNL XVIII had received subscription proceeds of $29,805,669 (2,980,567 Units) from 1,388 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From July 19, 1997 through October 22, 1997, CNL XVIII acquired two Properties. The Properties are a Golden Corral Property (in Destin, Florida) and a Ground Round Property (in Rochester, New York).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of the Property which is to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         The Property in Minnetonka, Minnesota, was originally acquired with the intent to construct a Boston Market restaurant. The tenant has subsequently decided not to develop on this location. CNL XVIII and the tenant are currently in discussions regarding the disposition of the Property or development into a different restaurant concept. If sold, any proceeds received from the sale of the Property will be used by CNL XVIII to acquire an additional Property.

         The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from July 19, 1997 through October 22, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                   From July 19, 1997 through October 22, 1997








                                                                Lease Expira-
                                          Purchase     Date       tion and           Minimum
Property Location and Competition         Price (1)  Acquired   Renewal Options   Annual Rent (2)
---------------------------------         ---------  --------   ---------------   ---------------
GOLDEN CORRAL                            $546,572    09/17/97   03/2013; four    10.75% of Total
(the "Destin Property")                  (excluding             five-year        Cost (4)
Restaurant to be constructed             development            renewal
                                         costs) (3)             options
The Destin Property is located
on the northeast quadrant of Highway 98 and
Beach Drive, in Destin, Okaloosa County,
Florida, in an area of mixed
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Destin
Property include a Burger King,
a McDonald's, and a local
restaurant.

GROUND ROUND                             $1,045,455    10/20/97    10/2017; five-       $107,159
(the "Rochester Property")                                         year renewal
Existing restaurant                                                options

The Rochester Property is
located on the south side of
Buffalo Road, west of Pixley
Road, southeast of Interstate
490, in Rochester, Monroe
County, New York, in an area of
mixed retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Rochester
Property include a Perkins, a
Denny's, a Burger King, a
Wendy's, and several local
restaurants.






                                                                      Option
Property Location and Competition              Percentage Rent        To Purchase
---------------------------------              ---------------        ------------
GOLDEN CORRAL                                  for each lease year,   during the first
(the "Destin Property")                        5% of the amount by    through
Restaurant to be constructed                   which annual gross     seventh lease
                                               sales exceed           years and the
The Destin Property is located                 $2,798,367 (5)         tenth through
on the northeast quadrant of Highway 98 and
Beach Drive, in Destin, Okaloosa County,
Florida, in an area of mixed
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Destin
Property include a Burger King,
a McDonald's, and a local
restaurant.

GROUND ROUND                                        (6)               at any time
(the "Rochester Property")                                            after the
Existing restaurant                                                   seventh lease
                                                                      year
The Rochester Property is
located on the south side of
Buffalo Road, west of Pixley
Road, southeast of Interstate
490, in Rochester, Monroe
County, New York, in an area of
mixed retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Rochester
Property include a Perkins, a
Denny's, a Burger King, a
Wendy's, and several local
restaurants.


-------------------
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Property, once the building is constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Destin Property         $1,029,000
      Rochester Property         579,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Destin Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Destin Property, as described above, interim rent equal to ten percent per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.

(3) The development agreement for the Property which is to be constructed, provides that construction must be completed no later than the date set forth below. The maximum cost to CNL XVIII (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

      Property       Estimated Maximum Cost     Estimated Final Completion Date
      --------       ----------------------     -------------------------------

      Destin Property           $1,628,391            March 16, 1998

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) For each lease year, percentage rent shall be calculated upon the amount by which gross sales exceed base sales ($1,785,985) as follows; 6% for an increase of 0% to 33.33% above base sales, 5.5% for an increase of 33.34% to 66.7% above base sales, and 5% for an increase of 66.8% to 100% above base sales. For increases in gross sales in excess of 100%, percentage rent shall decrease by .5% for every additional 33.33% increase above base sales.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                           CNL INCOME FUND XVIII, LTD.
                       PROPERTIES ACQUIRED FROM INCEPTION
                            THROUGH OCTOBER 22, 1997
FOR THE PERIOD OCTOBER 12, 1996 (THE DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 1996 (UNAUDITED)


      The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through October 22, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.




                                           Burger King     Golden Corral            Jack in the Box     Jack in the Box
                                           Kinston, NC     Houston #1, TX (7)       Echo Park, CA (6)   Henderson, NV (6)
                                           ------------    ------------------       -----------------   -----------------
Estimated Taxable Operating Results:

Base Rent (1)                               $ 19,862               (5)                     (5)                  (5)


Management Fees (2)                             (199)              (5)                     (5)                  (5)


General and Administrative                      (993)              (5)                     (5)                  (5)
  Expenses (3)                             ---------


Estimated Cash Available from                 18,670               (5)                     (5)                  (5)
  Operations


Depreciation Expense (4)                      (3,660)              (5)                     (5)                  (5)
                                           ---------

Estimated Taxable Operating Results         $ 15,010               (5)                     (5)                  (5)
                                           =========



                                 See Footnotes


                                          Jack in the Box         Golden Corral    Boston Market      Black-eyed Pea
                                        Centerville, TX (6)    Galveston, TX (7)     Raleigh, NC        Atlanta, GA
                                        ------------------     -----------------   -------------      --------------

Estimated Taxable Operating Results:

Base Rent (1)                                   (5)                     (5)         $ 27,144          $ 15,358

Management Fees (2)                             (5)                     (5)             (271)             (154)

General and Administrative
  Expenses (3)                                  (5)                     (5)           (1,357)             (768)
                                                                                    --------            ------
Estimated Cash Available from
  Operations                                    (5)                     (5)           25,516            14,436


Depreciation Expense (4)                        (5)                     (5)           (2,672)           (3,596)
                                                                                     -------           -------

Estimated Taxable Operating Results             (5)                     (5)         $ 22,844          $ 10,840
                                                                                    ========          ========




                                 See Footnotes


                                             Golden Corral      Boston Market         On The Border      Boston Market
                                                Stow, OH       San Antonio, TX      San Antonio, TX     Minnetonka, MN
                                             -------------    ----------------      ---------------     --------------

Estimated Taxable Operating Results:

Base Rent (1)                                    $42,009            (5)                   (5)                 (9)

Management Fees (2)                                 (420)           (5)                   (5)                 (9)

General and Administrative
  Expenses (3)                                    (2,100)           (5)                   (5)                 (9)
                                                 -------
Estimated Cash Available from
  Operations                                      39,489            (5)                   (5)                 (9)

Depreciation Expense (4)                          (7,047)           (5)                   (5)                 (9)
                                                 -------

Estimate Taxable Operating Results              $ 32,442            (5)                   (5)                 (9)
                                                ========




                                 See Footnotes

                                         Wendy's         Boston Market         Jack in the Box          Golden Corral
                                         Sparta, TN        Timonium, MD      Houston #2, TX (6)     Elizabethtown, KY (7)
                                         ----------      --------------      ------------------     ---------------------
Estimated Taxable Operating Results:

ase Rent (1)                               (5)                (5)                   (5)                     (5)

Management Fees (2)                        (5)                (5)                   (5)                     (5)

General and Administrative
  Expenses (3)                             (5)                (5)                   (5)                     (5)

Estimated Cash Available from
  Operations                               (5)                (5)                   (5)                     (5)

Depreciation Expense (4)                   (5)                (5)                   (5)                     (5)

Estimate Taxable Operating Results         (5)                (5)                   (5)                     (5)



                                 See Footnotes


                                                IHOP              Arby's              IHOP             Golden Corral
                                         Santa Rosa, CA (8)    Lexington, NC    Bridgeview, IL(8)     Destin, FL (7)
                                         ------------------    -------------    -----------------     --------------

Estimated Taxable Operating Results:
 Base Rent (1)                                $ 28,547            $ 13,861            $ 31,579              (5)

Management Fees (2)                               (285)               (139)               (316)             (5)

General and Administrative
  Expenses (3)                                  (1,427)               (693)             (1,579)             (5)
                                              --------             -------             -------
Estimated Cash Available from
  Operations                                    26,835              13,029              29,684              (5)

Depreciation Expense (4)                        (4,678)             (2,499)             (6,267)             (5)
                                              --------             -------             -------
Estimate Taxable Operating Results            $ 22,157            $ 10,530            $ 23,417              (5)
                                              ========            ========            ========

                                 See Footnotes

                                         Ground Round
                                         Rochester, NY           Total
                                         -------------           -----
Estimated Taxable Operating Results:

Base Rent (1)                              $107,159            $285,519

Management Fees (2)                          (1,072)             (2,856)

General and Administrative
  Expenses (3)                               (5,358)            (14,275)
                                            -------            --------
Estimated Cash Available from
  Operations                                100,729             268,388

Depreciation Expense (4)                    (14,478)            (44,897)
                                           --------            --------
Estimate Taxable Operating Results         $ 86,251            $223,491
                                           ========            ========
-----------------------------------

FOOTNOTES:

(1) Represents rental income from leases for eight of the 21 Properties acquired from inception through October 22, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The 13 Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Houston #1 Property        Opened for business April 1, 1997
      Echo Park Property         Opened for business June 26, 1997
      Henderson Property         Opened for business June 30, 1997
      Centerville Property       Opened for business April 18, 1997
      Galveston Property         Opened for business May 19, 1997
      San Antonio #1 Property    Opened for business August 18, 1997

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      San Antonio #2 Property    Opened for business September 2, 1997
      Sparta Property            Opened for business August 25, 1997
      Timonium Property          Opened for business July 13, 1997
      Houston #2 Property        Opened for business September 24, 1997
      Elizabethtown Property     Opened for business October 21, 1997
      Destin Property            March 16, 1998

(6) The lessee of the Echo Park, Henderson, Centerville and Houston #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Houston #1, Galveston, Elizabethtown and Destin Properties is the same unaffiliated lessee.

(8) The lessee of the Santa Rosa and Bridgeview Properties is the same unaffiliated lessee.

(9) This Property was originally acquired with the intent to construct a Boston Market restaurant. The tenant has subsequently decided not to develop on this location. CNL XVIII and the tenant are currently in discussions regarding the disposition of the Property or development into a different restaurant concept. If sold, any proceeds received from the sale of the Property will be used by CNL XVIII to acquire an additional Property.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                                 Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                                 Not applicable.

ITEM 5.     OTHER EVENTS.

                                 Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                                 Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------

                                                                           Page
                                                                           ----
                          CNL INCOME FUND XVIII, LTD.

                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of June 30, 1997                               14

   Pro Forma Statement of Income for the six months ended June 30, 1997      15

   Pro Forma Statement of Income for the year ended December 31, 1996        16

   Notes  to Pro Forma Financial Statements for the six months ended
    June 30, 1997 and the year ended December 31, 1996                       17

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through June 30, 1997, including the receipt of $22,192,212 in gross offering proceeds from the sale of 2,219,221 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire 17 properties, seven of which were under construction at June 30, 1997, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $7,613,457 in gross offering proceeds from the sale of 761,346 additional Units during the period July 1, 1997 through October 22, 1997, and (iii) the application of such funds and $1,313,470 of cash and cash equivalents at June 30, 1997, to purchase four additional properties during the period July 1, 1997 through October 22, 1997 (one of which is under construction and consists of land and building and three properties which consist of land and building), to pay additional construction costs for the seven properties under construction at June 30, 1997, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of June 30, 1997, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on June 30, 1997.

      The Pro Forma Statements of Income for the six months ended June 30, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions.
No pro forma adjustments have been made to the Pro Forma Statements of Income for the properties owned by CNL XVIII as of October 22, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1997



                                                   Pro Forma
          ASSETS                   Historical     Adjustments       Pro Forma
                                   ----------     -----------       ---------
Land and buildings on operating
  leases, less accumulated
  depreciation                    $15,592,297     $ 3,580,133 (a)   $19,172,430
Net investment in direct
  financing leases (b)              2,781,218       2,991,146 (a)     5,772,364
Cash and cash equivalents           2,564,807      (1,313,470)(a)     1,251,337
Receivables                            42,542                            42,542
Prepaid expenses                        1,991                             1,991
Organization costs, less
  accumulated amortization              8,589                             8,589
Accrued rental income                  25,771                            25,771
Other assets                          110,070           4,654 (a)       114,724
                                   ----------      ----------       -----------

                                  $21,127,285     $ 5,262,463       $26,389,748
                                  ===========     ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                  $   186,371     $  (185,000)(a)   $     1,371
Accrued construction costs
  payable                           1,412,051      (1,412,051)(a)             -
Distributions payable                 266,570                           266,570
Due to related parties                 74,235         (68,732)(a)         5,503
Rents paid in advance                 247,925                           247,925
    Total liabilities               2,187,152      (1,665,783)          521,369
                                  -----------      ----------        ----------
Partners' capital                  18,940,133       6,928,246 (a)    25,868,379
                                   ----------       ---------        ----------
                                  $21,127,285     $ 5,262,463       $26,389,748
                                  ===========     ===========       ===========

      See accompanying notes to unaudited pro forma financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1997



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------
Revenues:
  Rental income from operating
    leases                              $ 210,798     $      -     $ 210,798

  Earned income from direct
    financing leases                       62,736            -        62,736
  Interest and other income                69,306            -        69,306
                                        ---------     ---------    ---------
                                          342,840            -       342,840
                                        ---------     ---------    ---------
Expenses:
  General operating and
    administrative                         55,106            -        55,106
  Professional services                    12,404            -        12,404
  Management fees to related party          4,525            -         4,525
  State and other taxes                       424            -           424
  Depreciation and amortization            34,179            -        34,179
                                        ---------    ----------   ----------
                                          106,638            -       106,638
                                        ---------    ----------   ----------

Net Income                              $ 236,202     $      -     $ 236,202
                                        =========     =========    =========
Net Income Per Limited Partner
  Unit                                  $    0.15                  $    0.15
                                        =========                  =========

Weighted Average Number of Units
  Outstanding                           1,617,280                  1,617,280
                                        =========                  =========



      See accompanying notes to unaudited pro forma financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------
Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------
Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------
Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner
  Unit                                    $  0.05                   $  0.05
                                          =======                   =======

Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======


      See accompanying notes to unaudited pro forma financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                 FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $7,613,457 from the sale of 761,346 Units during the period July 1, 1997 through October 22, 1997, and $1,313,470 of cash and cash equivalents at June 30, 1997, used (i) to acquire four properties for $4,603,541, (ii) to fund estimated construction costs of $3,041,837 ($1,412,051 of which was accrued as construction costs payable at June 30, 1997) relating to the seven properties under construction at June 30, 1997, (iii) to pay acquisition fees and other costs of $356,847 ($14,241 of which was accrued as due to related parties at June 30, 1997 and $337,952 of which was allocated to properties and $4,654 of which was classified as other assets and will be allocated to future properties), and (iv) to pay selling commissions and offering expenses (syndication costs) of $924,702 ($54,491 of which was accrued as due to related parties and $185,000 of which was accrued as accounts payable at June 30, 1997), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:


                                               Estimated purchase
                                               price (including
                                                 construction and     Acquisition
                                               closing costs) and         fees
                                                additional con-        allocated
                                                struction costs       to property       Total
                                              ------------------      -----------       -----

      Arby's in Lexington, NC                         631,418            34,233         665,651
      IHOP in Bridgeview, IL                        1,418,777            76,922       1,495,699
      Golden Corral in Destin, FL                   1,508,391            81,780       1,590,171
      Ground Round in Rochester, NY                 1,044,955            56,654       1,101,609
      Seven properties under construction at        1,629,786            88,363       1,718,149
        June 30, 1997                              ----------          --------      ----------
                                                  $ 6,233,327         $ 337,952     $ 6,571,279
                                                  ===========         ==========    ===========

      Adjustment classified as follows:
        Land and buildings on operating leases                                      $ 3,580,133
        Net investment in direct financing leases                                     2,991,146
                                                                                    -----------
                                                                                    $ 6,571,279
                                                                                    ===========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

                                    EXHIBITS

                                     None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                             CNL INCOME FUND XVIII, LTD.


Dated:  November 3, 1997            By:    /s/ Robert A. Bourne
                                           --------------------
                                           ROBERT A. BOURNE, General Partner